Exhibit 10.2

AMENDMENT NO. 3 TO

AMENDED AND RESTATED MANAGEMENT AGREEMENT

THIS AMENDMENT NO. 3 TO AMENDED AND RESTATed Management Agreement (the “Amendment”), dated as of April 16, 2021, is made pursuant to that certain Amended and Restated Management Agreement dated as of March 15, 2012, (as amended by the Amendment No. 1 to Amended and Restated Management Agreement, dated as of October 21, 2015, and by the Amendment No. 2 to Amended and Restated Management Agreement, dated as of July 24, 2017 (the “Second Amendment”), the “Agreement”), among Domino’s Pizza Master Issuer LLC, a Delaware limited liability company (the “Master Issuer”), Domino’s Pizza Distribution LLC, a Delaware limited liability company (the “Domestic Distributor”), Domino’s SPV Canadian Holding Company Inc., a Delaware corporation (the “SPV Canadian Holdco”), Domino’s IP Holder LLC, a Delaware limited liability company (the “IP Holder”, and together with the Master Issuer, the Domestic Distributor and SPV Canadian Holdco, the “Co-Issuers”), Domino’s SPV Guarantor LLC, a Delaware limited liability company (the “SPV Guarantor”), Domino’s Pizza Franchising LLC, a Delaware limited liability company (the “Domestic Franchisor”), Domino’s Pizza International Franchising Inc., a Delaware corporation (the “International Franchisor”), Domino’s Pizza Canadian Distribution ULC, a Nova Scotia unlimited company (the “Canadian Distributor”), Domino’s EQ LLC, a Delaware limited liability company (the “Domestic Distribution Equipment Holder”), Domino’s RE LLC, a Delaware limited liability company (the “Domestic Distribution Real Estate Holder”, and together with the SPV Guarantor, the Domestic Franchisor, the International Franchisor, the Canadian Distributor and the Domestic Distribution Equipment Holder, the “Guarantors”), Domino’s Pizza LLC, a Michigan limited liability company (“DPL”), Domino’s Pizza NS Co., a Nova Scotia unlimited company (the “Canadian Manufacturer”), Citibank, N.A. (“Citibank”), as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, Section 8.2 of the Agreement provides, among other things, that the parties to the Agreement may amend the Agreement from time to time in a writing by such parties, with the consent of the Control Party if such amendment could reasonably materially adversely affect the interest of the Noteholders, which consent shall not be unreasonably withheld;

WHEREAS, the Co-Issuers, the Guarantors, DPL, the Canadian Manufacturer and the Trustee wish to amend the Agreement as set forth herein.

WHEREAS, the Co-Issuers, the Guarantors, DPL and the Canadian Manufacturer have duly authorized the execution and delivery of this Amendment;

WHEREAS, the Control Party has provided its consent to this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1.    Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.

Section 2.    Amendments.1

2.1.    The Agreement is hereby amended to amend and restate the definition of “Successor Manager” appearing in Section 1.1 thereof in its entirety as follows:

“”Successor Manager” means any successor to the Manager ~~selected~~ appointed by the Control Party (at the direction of the Controlling Class Representative) upon the resignation or removal of the Manager pursuant to the terms of this Agreement.”

2.2.    The Agreement is hereby amended to amend and restate the definition of “Weekly Management Fee” appearing in Section 1.1 thereof in its entirety as follows:

“”Weekly Management Fee” means for each Weekly Allocation Date within a Quarterly Collection Period, either (X) an amount, payable in arrears, determined by dividing (a) the sum (as adjusted pursuant to this definition) of (i) $26,500,000, plus (ii) $600,000 for every 100 Open Domino’s Stores located in the ~~contiguous~~ United States as of the last day of the immediately preceding Quarterly Collection Period; by (b) 52 or 53, as applicable, based on the number of weeks in the fiscal year; provided that the amount set forth in clause (a) will increase by 2% per annum on each anniversary of the Closing Date or, if the anniversary of the Closing Date in any calendar year is not the first day of a Quarterly Collection Period, on the first day of the Quarterly Collection Period immediately following the anniversary of the Closing Date; provided, further, that the amount in clause (a), as adjusted, shall not exceed an amount equal to 25% of the aggregate amount of Retained Collections with respect to the preceding four Quarterly Collection Periods or (Y) on and after the Implementation Date (as defined in the Second Amendment), an amount determined by another formula notified by the Master Issuer in writing to the Trustee and the Control Party; provided that (a) the Master Issuer or the Manager certifies to the Trustee and the Control Party that such other formula was determined in consultation with the Back-Up Manager, (b) after delivering such notification, the Master Issuer will disclose the then-applicable formula in subsequent Quarterly Noteholders’ Statements and (c) the Master Issuer or the Manager delivers written confirmation to the Trustee and the Control Party that the Rating Agency Condition with respect to each Series of Notes Outstanding has been satisfied with respect to such new formula. For the avoidance of doubt, the Weekly Management Fee may also be amended in accordance with the amendment provisions in Section 8.22.”

[1]	All modifications to existing provisions of the Agreement are indicated herein by adding the inserted text (indicated in the same manner as the following example: inserted text, ~~d~~e~~l~~e~~t~~e~~d t~~e~~xt)~~.
[2]

NTD: Clause (Y) was inserted into the definition of “Weekly Management Agreement” in the Second Amendment but will only take effect on the date (the “Implementation Date”) that the Series 2015-1 Notes have been paid in full.

2.3.    The Agreement is hereby amended to amend and restate the first sentence of Section 6.1(b) thereof in its entirety as follows:

“Remedies. Upon the occurrence and continuance of any Manager Termination Event, subject to the limitations set forth in the Indenture, (i) the Control Party, acting at the direction of the Controlling Class Representative, may waive such Manager Termination Event or (ii) the Master Issuer or the Control Party, acting at the direction of the Controlling Class Representative, may, by notice given to the Manager (a “Manager Termination Notice”) (with copies to the Trustee, the Back-Up Manager and the Rating Agencies and to whichever of the Master Issuer and the Control Party has not provided such notice), direct the Trustee to terminate all of the rights, powers, duties, obligations and responsibilities of the Manager under this Agreement, including, without limitation, all rights of the Manager to receive all or a portion of the management compensation provided for in Section 2.7 or any expense reimbursement hereunder, other than to the extent accrued prior to such termination and not previously paid.”

2.4.    The Agreement is hereby amended to amend and restate Section 6.2(a) thereof in its entirety as follows:

“Obligations. The Manager is required to cooperate with the Back-Up Manager in the performance of the Back-up Manager’s Cold Back-Up Management Duties and Warm Back-Up Management Duties. Upon termination of the Manager following a Manager Termination Event or resignation, the Manager shall (i) cooperate with the Back-Up Manager in the conduct of the Hot Back-Up Management Duties and the implementation of the Transition Plan until a Successor Manager is identified and (ii) accomplish a complete transition to the Successor Manager, without interruption or adverse impact on the provision of Services (the “Disentanglement”). To the extent that the Manager’s staff and resources are necessary for the implementation of such Transition Plan, the Manager will use its commercially reasonable efforts during the Disentanglement Period to not materially reduce its existing staff and resources that were devoted to or shared with the provisions of the Services prior to the date of the applicable Manager Termination Notice and will allow reasonable access to the Manager’s premises, systems and offices during the Disentanglement Period. Thereafter, the Manager shall cooperate fully with the Successor Manager and otherwise promptly take all actions required to assist in effecting a complete Disentanglement and shall follow any directions that may be provided by the Control Party or the Back-Up Manager. The Manager shall provide all information and assistance regarding the terminated Services required for Disentanglement, including data conversion and migration, interface specifications and related professional services. The Manager shall provide for the prompt and orderly conclusion of all work as the Servicer and the Back-Up Manager may direct, including completion or partial completion of projects, documentation of all work in progress, and other measures to assure an orderly transition to the Successor Manager. All services relating to Disentanglement (“Disentanglement Services”), including all reasonable training for personnel of the Back-Up Manager, the Successor Manager or the Successor Manager’s designated alternate service provider in the performance of the Services, shall be deemed a part of the Services to be performed by the Manager. The Manager will use commercially reasonable efforts to utilize existing resources to perform the Disentanglement Services.”

2.5.    The Agreement is hereby amended to amend and restate Section 6.2(c) thereof in its entirety as follows:

“Duration of Disentanglement Obligations. The Manager’s obligation to provide Disentanglement Services will continue during the period (the “Disentanglement Period”) commencing on the (A) delivery of the Manager Termination Notice to the Manager or (B) delivery of a resignation notice by the Manager ~~the date that a Manager Termination Event occurs~~ and ending on the date on which the Successor Manager or the re-engaged Manager shall assume all of the obligations of the Manager hereunder.”

Section 3.    Effectiveness of Amendment. Upon the date hereof (i) the Agreement shall be amended in accordance herewith, (ii) this Amendment shall form part of the Agreement for all purposes and (iii) the parties and each Noteholder shall be bound by the Agreement, as so amended. Except as expressly set forth or contemplated in this Amendment, the terms and conditions of the Agreement shall remain in place and shall not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Agreement made in accordance with the terms of the Agreement, as amended by this Amendment.

Section 4.    Representations and Warranties. Each party hereto represents and warrants to each other party hereto that this Amendment has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms.

Section 5.    Binding Effect. This Amendment shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto, each Noteholder and each other Secured Party.

Section 6.    Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 7.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 8.    Trustee. The Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Securitization Entities and the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Amendment and makes no representation with respect thereto. In entering into this Amendment, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Management Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

DOMINO’S PIZZA LLC, as Manager and in its individual capacity

By:
Name:
Title:

DOMINO’S PIZZA NS CO.

By:
Name:
Title:

DOMINO’S PIZZA MASTER ISSUER LLC

By:
Name:
Title:

DOMINO’S PIZZA DISTRIBUTION LLC

By:
Name:
Title:

[Signature Page to First Amendment to Management Agreement]

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

By:
Name:
Title:

DOMINO’S IP HOLDER LLC

By:
Name:
Title:

DOMINO’S SPV GUARANTOR LLC

By:
Name:
Title:

DOMINO’S PIZZA FRANCHISING LLC

By:
Name:
Title:

DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC.

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Amended and Restated Management Agreement]

DOMINO’S PIZZA CANADIAN DISTRIBUTION ULC

By:
Name:
Title:

DOMINO’S EQ LLC

By:
Name:
Title:

DOMINO’S RE LLC

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Amended and Restated Management Agreement]

CITIBANK, N.A., in its capacity as Trustee

By:
Name:
Title:

CONSENT OF CONTROL PARTY

AND CONTROLLING CLASS

REPRESENTATIVE

MIDLAND LOAN SERVICES, a division

of PNC Bank, National Association, as the

Control Party in accordance with Section 2.4 of

the Servicing Agreement and it is capacity as

the Control Party to exercise the rights of the

Controlling Class Representative (pursuant to

Section 11.1(d) of the Indenture)

By:

Name:
Title:

[Signature Page to Amendment No. 3 to Amended and Restated Management Agreement]